Exhibit 10.8.1

Amendment # 1 to the Collaboration and Option Agreement

This is an Amendment (“Amendment”) to the Collaboration and Option Agreement dated May 14th 2009 (the “Agreement) by and between Celgene Corporation, a Delaware corporation having a place of business at 86 Morris Avenue, Summit, New Jersey 07901 (“Celgene”), and GlobeImmune, Inc., a Delaware corporation having a place of business at 1450 Infinite Drive, Louisville, Colorado 80027 (“GlobeImmune”).

RECITALS

WHEREAS, the Agreement sets forth certain rights and obligations of the Parties relating to a certain collaboration, research and development activities for certain drug candidates and future drug programs;

WHEREAS, GlobeImmune and Celgene desire to amend the Agreement, pursuant to Section 13.5, Waivers and Modifications, to allow for additional time to negotiate and enter into the Supply Agreement, as further described below.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants contained herein the Parties hereto, intending to be legally bound hereby, agree to amend the Agreement as follows:

1.	All terms defined in the Agreement shall have a meaning in this Amendment as in the Agreement, unless otherwise expressly defined in this Amendment.

2.	Section 4.8, Manufacture and Supply, is amended to delete the following language in the second sentence:

“one hundred and eighty (180) days”

and replace such language with the following:

“two hundred and seventy (270) days”

Except as otherwise amended hereby, the Agreement shall remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the Parties thereto, as presently constituted, will continue in full effect.

This Amendment, together with the Agreement, constitute the entire agreement between the Parties with respect to the subject matter contained therein, and together, supersede and replace any and all prior and contemporaneous understandings, arrangements and agreements, whether oral or written, with respect to the subject matter.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives, effective this 6th day of November 2009.

CELGENE CORPORATION		GLOBEIMMUNE, INC.

Signature:	/s/ Robert J. Hugin	Signature:	/s/ Jeff Rona

Print Name:	Robert J. Hugin	Print Name:	Jeff Rona

Title:	President and COO	Title:	CBO

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